SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
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                                  FORM 8-K

                              CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of earliest event reported):  November 19, 2003


                         FLEETWOOD ENTERPRISES, INC.
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              (Exact Name of Registrant as Specified in its Charter)

Delaware                  1-07699                         95-1948322
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(State or Other        (Commission File                (IRS Employer
Jurisdiction of            Number)                      Identification
Incorporation)                                          Number)


              3125 Myers Street, Riverside, California    92503-5527
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              (Address of Principal Executive Offices)   (Zip Code)


     Registrant's telephone number, including area code: (909) 351-3500

                                     N/A
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         (Former Name or Former Address, if Changed Since Last Report)




Item 5.  Other Items.

On November 19, 2003, Fleetwood Enterprises, Inc. issued a press release relating to a change in senior management. The text of the press release is reproduced immediately below.

FLEETWOOD ANNOUNCES SENIOR MANAGEMENT CHANGE

Riverside, Calif., November 19, 2003 - Fleetwood Enterprises, Inc. (NYSE:FLE), the nation's leader in recreational vehicle sales and a leading producer and retailer of manufactured housing, announced today that Charles
A. Wilkinson, 62, formerly executive vice president - chief operating officer, is no longer with the Company. There are no plans to fill this position, and the senior vice presidents who lead the RV, Manufactured Housing and Supply Subsidiary groups will now report directly to Edward B. Caudill, president and chief executive officer.

"We are grateful to Chuck for his many contributions that helped to bring Fleetwood to this point in its progress toward financial health and sustained profitability," said Caudill. "During his 17-year tenure, Chuck was instrumental in improving manufactured housing operations and, more recently, implementing change throughout the RV Group after assuming that additional responsibility in 2001.

"The pace of change at Fleetwood continues to accelerate," Caudill continued. "We feel confident that Fleetwood's exceptionally strong management team will work together to build on Chuck's efforts and drive our strategic growth initiatives."

This press release contains certain forward-looking statements and information based on the beliefs of Fleetwood's management as well as assumptions made by, and information currently available to, Fleetwood's management. Such statements reflect the current views of Fleetwood with respect to future events and are subject to certain risks, uncertainties, and assumptions, including risk factors identified in Fleetwood's 10-K and other SEC filings. These risk factors include, without limitation, the cyclical nature of both the manufactured housing and recreational vehicle industries; ongoing weakness in the manufactured housing market; the potential impact on demand for our products as a result of weak consumer confidence; the effect of global tensions on consumer confidence; continued acceptance of the Company's products; expenses and uncertainties associated with the introduction of new products; the future availability of manufactured housing retail financing, as well as housing and RV wholesale financing; changes in retail inventory levels in the manufactured housing and recreational vehicle industries; competitive pricing pressures; the ability to attract and retain quality dealers, executive officers and other personnel; and the ability to obtain the financing we need in order to execute our business strategies. Actual results, events and performance may differ materially. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Fleetwood undertakes no obligation to release publicly the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

# # #


                                SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.


                              FLEETWOOD ENTERPRISES, INC.



Date:  November 20, 2003      By:    /s/ Leonard J. McGill
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                                   Leonard J. McGill
                                   Senior Vice President-Corporate Finance,
                                   Chief Governance Officer